                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: October 1, 1998
                      (Date of the earliest event reported)

                                  INFOUSA INC.
             (Exact name of Registrant as specified in its charter)

                  Delaware                                    0-19598
       (State or other jurisdiction                   (Commission File Number)
             of incorporation)

                  5711 South 86th Circle, Omaha, Nebraska 68127
               (Address of principal executive offices) (Zip Code)

                                  402/593-4500
              (Registrants's telephone number, inlcuding area code)

         This amendment to infoUSA Inc.'s Form 8-K, originally filed on October 8, 1998, is filed for the purpose of submitting the letter of PricewaterhouseCoopers LLP ("Former Accountants") as Exhibit 16.1.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

16.1 Letter from Former Accountants regarding change in certifying accountant


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 14, 1998                            /s/ Vinod Gupta
                                                     --------------------------
                                                     Vinod Gupta
                                                     Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit Number             Description
--------------             -----------

16.1 Letter from Former Accountants regarding change in certifying accountant